Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Beth H. Galusha, the Principal Financial Officer of Manning & Napier, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
• The annual report on Form 10-K of the Company for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
• The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Beth H. Galusha
Beth H. Galusha
Principal Financial Officer
(principal financial officer)
Date: March 16, 2017